INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Statement
Second Quarter and Six Months
(In millions except per share amounts)

UNAUDITED

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2002	2001	2002	2001

Revenues	$ 2,587.4	$ 2,459.3	$ 4,893.3	$ 4,750.6

Cost of goods sold	1,994.9	1,933.3	3,769.2	3,720.6

Selling & administrative expenses	378.8	355.4	727.0	697.5

Restructuring charges	7.3	8.3	19.1	31.6

Operating income	206.4	162.3	378.0	300.9

Interest expense	(59.5)	(61.1)	(119.0)	(125.6)

Other income/(expense)	(15.1)	(7.7)	(28.7)	(8.7)

Earnings before taxes	131.8	93.5	230.3	166.6

Provision for taxes	24.4	30.6	42.0	54.4

Net earnings before cumulative effect
of change in accounting principle	107.4	62.9	188.3	112.2

Cumulative effect of change in
accounting principle, net of tax	-	-	(634.5)	-

Net earnings/(loss)	$ 107.4	$ 62.9	$ (446.2)	$ 112.2

Basic earnings per share
Net earnings before cumulative effect
of change in accounting principle	$ 0.64	$ 0.38	$ 1.12	$ 0.69

Cumulative effect of change in
accounting principle, net of tax	-	-	(3.76)	-

	$ 0.64	$ 0.38	$ (2.64)	$ 0.69

Diluted earnings per share
Net earnings before cumulative effect
of change in accounting principle	$ 0.63	$ 0.38	$ 1.10	$ 0.68

Cumulative effect of change in
accounting principle, net of tax	-	-	(3.72)	-

	$ 0.63	$ 0.38	$ (2.62)	$ 0.68
Average number of common
shares outstanding:
Basic	169.0	164.1	168.7	162.5
Diluted	171.2	165.6	170.5	163.8

INGERSOLL-RAND COMPANY LIMITED
Business Review
Second Quarter and Six Months
(In millions except percentages)

UNAUDITED

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2002	2001	2002	2001
Climate Control
Revenues	$ 615.2	$ 607.3	$ 1,129.7	$ 1,118.8
Operating income	37.3	11.5	60.5	1.1
and as a % of revenues	6.1%	1.9%	5.4%	0.1%

Industrial Solutions
Air & Productivity Solutions
Revenues	323.1	335.1	633.2	665.2
Operating income	13.9	14.7	39.5	49.5
and as a % of revenues	4.3%	4.4%	6.2%	7.4%

Dresser Rand
Revenues	234.7	181.7	446.5	362.8
Operating income/(loss)	0.2	(5.5)	(0.2)	(12.9)
and as a % of revenues	0.1%	-3.0%	0.0%	-3.6%

Engineered Solutions
Revenues	321.1	270.0	610.0	542.3
Operating income	20.9	20.4	37.0	35.7
and as a % of revenues	6.5%	7.6%	6.1%	6.6%

Industrial Solutions
Revenues	878.9	786.8	1,689.7	1,570.3
Operating income	35.0	29.6	76.3	72.3
and as a % of revenues	4.0%	3.8%	4.5%	4.6%

Infrastructure
Revenues	729.3	719.8	1,364.4	1,381.1
Operating income	89.7	84.9	152.4	155.8
and as a % of revenues	12.3%	11.8%	11.2%	11.3%

Security & Safety
Revenues	364.0	345.4	709.5	680.4
Operating income	64.3	56.3	130.4	110.6
and as a % of revenues	17.7%	16.3%	18.4%	16.3%

Total
Revenues	$ 2,587.4	$ 2,459.3	$ 4,893.3	$ 4,750.6
Operating income	226.3	182.3	419.6	339.8
and as a % of revenues	8.7%	7.4%	8.6%	7.2%

Unallocated corporate expense	(19.9)	(20.0)	(41.6)	(38.9)

Consolidated operating income	$ 206.4	$ 162.3	$ 378.0	$ 300.9
and as a % of revenues	8.0%	6.6%	7.7%	6.3%

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Reconciliation
Second Quarter
(In millions except per share amounts)
UNAUDITED

	2002			2001
		Restructure			Restructure
	Reported	and Other	Adjusted	Reported	and Other	Adjusted
	Results	Charges	Results	Results	Charges	Results

Revenues	$ 2,587.4	$ -	$ 2,587.4	$ 2,459.3	$ -	$ 2,459.3

Cost of goods sold	1,994.9	12.5	1,982.4	1,933.3	27.3	1,906.0

Selling & administrative expenses	378.8	2.1	376.7	355.4	6.4	349.0

Restructuring charges	7.3	7.3	-	8.3	8.3	-

Operating income	206.4	(21.9)	228.3	162.3	(42.0)	204.3

Interest expense	(59.5)	-	(59.5)	(61.1)	-	(61.1)

Other income/(expense)	(15.1)	-	(15.1)	(7.7)	-	(7.7)

Earnings before taxes	131.8	(21.9)	153.7	93.5	(42.0)	135.5

Provision for taxes	24.4	(6.3)	30.7	30.6	(13.9)	44.5

Net earnings	$ 107.4	$ (15.6)	$ 123.0	$ 62.9	$ (28.1)	$ 91.0

Earnings per share:

- Basic	$ 0.64		$ 0.73	$ 0.38		$ 0.55

- Diluted	$ 0.63		$ 0.72	$ 0.38		$ 0.55

Average number of common
shares outstanding:
Basic	169.0		169.0	164.1		164.1
Diluted	171.2		171.2	165.6		165.6

INGERSOLL-RAND COMPANY LIMITED
Business Review Reconciliation
Second Quarter
(In millions except percentages)
UNAUDITED

	2002			2001
		Restructure			Restructure		Excluding
	Reported	& Other	Adjusted	Reported	& Other	Adjusted	Goodwill
	Results	Charges	Results	Results	Charges	Results	Amortization *
Climate Control
Revenues	$ 615.2	$ -	$ 615.2	$ 607.3	$ -	$ 607.3	$ 607.3
Operating income	37.3	(4.7)	42.0	11.5	(11.6)	23.1	44.1
and as a % of revenues	6.1%		6.8%	1.9%		3.8%	7.3%

Industrial Solutions
Air & Productivity Solutions
Revenues	323.1	-	323.1	335.1	-	335.1	335.1
Operating income	13.9	(3.1)	17.0	14.7	(8.2)	22.9	23.2
and as a % of revenues	4.3%		5.3%	4.4%		6.8%	6.9%

Dresser Rand
Revenues	234.7	-	234.7	181.7	-	181.7	181.7
Operating income/(loss)	0.2	(0.7)	0.9	(5.5)	(2.3)	(3.2)	(1.1)
and as a % of revenues	0.1%		0.4%	-3.0%		-1.8%	-0.6%

Engineered Solutions
Revenues	321.1	-	321.1	270.0	-	270.0	270.0
Operating income	20.9	(6.0)	26.9	20.4	(6.9)	27.3	27.3
and as a % of revenues	6.5%		8.4%	7.6%		10.1%	10.1%

Industrial Solutions
Revenues	878.9	-	878.9	786.8	-	786.8	786.8
Operating income	35.0	(9.8)	44.8	29.6	(17.4)	47.0	49.4
and as a % of revenues	4.0%		5.1%	3.8%		6.0%	6.3%

Infrastructure
Revenues	729.3	-	729.3	719.8	-	719.8	719.8
Operating income	89.7	(1.9)	91.6	84.9	(4.0)	88.9	95.4
and as a % of revenues	12.3%		12.6%	11.8%		12.4%	13.3%

Security & Safety
Revenues	364.0	-	364.0	345.4	-	345.4	345.4
Operating income	64.3	(2.4)	66.7	56.3	(6.0)	62.3	65.9
and as a % of revenues	17.7%		18.3%	16.3%		18.0%	19.1%

Total
Revenues	$ 2,587.4	$ -	$ 2,587.4	$ 2,459.3	$ -	$ 2,459.3	$ 2,459.3
Operating income	226.3	(18.8)	245.1	182.3	(39.0)	221.3	254.8
and as a % of revenues	8.7%		9.5%	7.4%		9.0%	10.4%

Unallocated corporate expense	(19.9)	(3.1)	(16.8)	(20.0)	(3.0)	(17.0)	(17.0)

Consolidated operating income	$ 206.4	$ (21.9)	$ 228.3	$ 162.3	$ (42.0)	$ 204.3	$ 237.8
and as a % of revenues	8.0%		8.8%	6.6%		8.3%	9.7%

* Presented for comparable purposes stating 2001 results excluding goodwill amortization, as if FAS 142 had been adopted in 2001.

INGERSOLL-RAND COMPANY LIMITED
Consolidated Income Reconciliation
Six Months Ended June 30,
(In millions except per share amounts)
UNAUDITED

	2002			2001
		Restructure			Restructure
	Reported	and Other	Adjusted	Reported	and Other	Adjusted
	Results	Charges	Results	Results	Charges	Results

Revenues	$ 4,893.3	$ -	$ 4,893.3	$ 4,750.6	$ -	$ 4,750.6

Cost of goods sold	3,769.2	22.3	3,746.9	3,720.6	41.4	3,679.2

Selling & administrative expenses	727.0	4.4	722.6	697.5	17.9	679.6

Restructuring charges	19.1	19.1	-	31.6	31.6	-

Operating income	378.0	(45.8)	423.8	300.9	(90.9)	391.8

Interest expense	(119.0)	-	(119.0)	(125.6)	-	(125.6)

Other income/(expense)	(28.7)	-	(28.7)	(8.7)	-	(8.7)

Earnings before taxes	230.3	(45.8)	276.1	166.6	(90.9)	257.5

Provision for taxes	42.0	(13.2)	55.2	54.4	(30.2)	84.6

Net earnings before cumulative effect
of change in accounting principle	$ 188.3	$ (32.6)	$ 220.9	$ 112.2	$ (60.7)	$ 172.9

Earnings per share:

- Basic	$ 1.12		$ 1.31	$ 0.69		$ 1.06

- Diluted	$ 1.10		$ 1.30	$ 0.68		$ 1.06

Average number of common
shares outstanding:
Basic	168.7		168.7	162.5		162.5
Diluted	170.5		170.5	163.8		163.8

INGERSOLL-RAND COMPANY LIMITED
Business Review Reconciliation
Six Months Ended June 30,
(In millions except percentages)
UNAUDITED

	2002			2001
		Restructure			Restructure		Excluding
	Reported	& Other	Adjusted	Reported	& Other	Adjusted	Goodwill
	Results	Charges	Results	Results	Charges	Results	Amortization *
Climate Control
Revenues	$ 1,129.7	$ -	$ 1,129.7	$ 1,118.8	$ -	$ 1,118.8	$ 1,118.8
Operating income	60.5	(10.0)	70.5	1.1	(27.0)	28.1	70.6
and as a % of revenues	5.4%		6.2%	0.1%		2.5%	6.3%

Industrial Solutions
Air & Productivity Solutions
Revenues	633.2	-	633.2	665.2	-	665.2	665.2
Operating income	39.5	(1.8)	41.3	49.5	(11.0)	60.5	61.8
and as a % of revenues	6.2%		6.5%	7.4%		9.1%	9.3%

Dresser Rand
Revenues	446.5	-	446.5	362.8	-	362.8	362.8
Operating income/(loss)	(0.2)	(1.5)	1.3	(12.9)	(7.4)	(5.5)	(1.2)
and as a % of revenues	0.0%		0.3%	-3.6%		-1.5%	-0.3%

Engineered Solutions
Revenues	610.0	-	610.0	542.3	-	542.3	542.3
Operating income	37.0	(10.1)	47.1	35.7	(15.7)	51.4	51.4
and as a % of revenues	6.1%		7.7%	6.6%		9.5%	9.5%

Industrial Solutions
Revenues	1,689.7	-	1,689.7	1,570.3	-	1,570.3	1,570.3
Operating income	76.3	(13.4)	89.7	72.3	(34.1)	106.4	112.0
and as a % of revenues	4.5%		5.3%	4.6%		6.8%	7.1%

Infrastructure
Revenues	1,364.4	-	1,364.4	1,381.1	-	1,381.1	1,381.1
Operating income	152.4	(9.8)	162.2	155.8	(11.0)	166.8	179.9
and as a % of revenues	11.2%		11.9%	11.3%		12.1%	13.0%

Security & Safety
Revenues	709.5	-	709.5	680.4	-	680.4	680.4
Operating income	130.4	(4.5)	134.9	110.6	(13.2)	123.8	131.0
and as a % of revenues	18.4%		19.0%	16.3%		18.2%	19.3%

Total
Revenues	$ 4,893.3	$ -	$ 4,893.3	$ 4,750.6	$ -	$ 4,750.6	$ 4,750.6
Operating income	419.6	(37.7)	457.3	339.8	(85.3)	425.1	493.5
and as a % of revenues	8.6%		9.3%	7.2%		8.9%	10.4%

Unallocated corporate expense	(41.6)	(8.1)	(33.5)	(38.9)	(5.6)	(33.3)	(33.3)

Consolidated operating income	$ 378.0	$ (45.8)	$ 423.8	$ 300.9	$ (90.9)	$ 391.8	$ 460.2
and as a % of revenues	7.7%		8.7%	6.3%		8.2%	9.7%

* Presented for comparable purposes stating 2001 results excluding goodwill amortization, as if FAS 142 had been adopted in 2001.
INGERSOLL-RAND COMPANY LIMITED
Condensed Consolidated Balance Sheet
(In millions)

UNAUDITED

			June			December
			30, 2002			31, 2001
ASSETS
Current assets:
Cash, cash equivalents and marketable securities			$ 132.7			$ 121.4
Accounts and notes receivable, net			1,561.2			1,482.9
Inventories			1,386.8			1,295.3
Prepaid expenses and deferred income taxes			329.9			288.2

	Total current assets		3,410.6			3,187.8

Property, plant and equipment, net			1,632.0			1,633.0
Goodwill, net			3,972.5			4,811.7
Intangible assets, net			890.9			849.1
Other assets and noncurrent deferred tax			865.5			582.1

	Total assets		$ 10,771.5			$ 11,063.7

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable			$ 734.1			$ 761.0
Accrued expenses and other current liabilities			1,493.5			1,526.3
Loans payable			1,436.6			563.7

	Total current liabilities		3,664.2			2,851.0

Long-term debt			2,167.3			2,900.7
Other noncurrent liabilities			1,409.2			1,395.4

			7,240.7			7,147.1
Shareholders' equity:
Common stock			169.2			168.0
Other shareholders' equity			3,605.2			4,070.0
Accumulated other comprehensive income			(243.6)			(321.4)

	Total shareholders' equity		3,530.8			3,916.6

	Total liabilities and equity		$ 10,771.5			$ 11,063.7